UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

PRESSTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170
(Commission File Number)	(IRS Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire	03051-4903
(Address of Principal Executive Offices)	(Zip Code)

(603) 595-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 7.01. Regulation FD Disclosure.

On May 1, 2006, Presstek, Inc. ("Presstek") will issue to shareholders a letter to shareholders, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. On May 1, 2006, Presstek will issue to certain shareholders other information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Letter to Shareholders from Edward J. Marino, President and Chief Executive Officer of Presstek, Inc., dated May 1, 2006, to be mailed to certain shareholders on or about May 1, 2006.
99.2
Other information, including a Letter to Shareholders, Valued Customers, Partners and Employees from Edward J. Marino, President and Chief Executive Officer of Presstek, Inc., to be mailed to certain shareholders on or about May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)

Date: April 28, 2006	/s/ Moosa E. Moosa
Moosa E. Moosa Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Letter to Shareholders from Edward J. Marino, President and Chief Executive Officer of Presstek, Inc., dated May 1, 2006, to be mailed to certain shareholders on or about May 1, 2006.	Furnished herewith *

99.2
Other information, including a Letter to Shareholders, Valued Customers, Partners and Employees from Edward J. Marino, President and Chief Executive Officer of Presstek, Inc., to be mailed to certain shareholders on or about May 1, 2006.
Furnished herewith *

*  Exhibit 99.1 and Exhibit 99.2, each attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.